Exhibit 10.32.1

EXECUTION

AMENDMENT NO. 1 TO

MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of August 11, 2017 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), and LOANDEPOT.COM, LLC (“Seller”).

RECITALS

The Administrative Agent, the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of March 10, 2017 (the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 adding the following definition in its proper alphabetical order:

“VFN Repurchase Agreement” means, collectively, (i) that certain Master Repurchase Agreement, and (ii) that certain Pricing Side Letter, in each case, dated as of August 11, 2017 between Seller, Administrative Agent and Buyer, as either may be amended, restated, supplemented or otherwise modified from time to time.

1.2 deleting the definition of “Obligations” in its entirety and replacing it with the following:

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations and liabilities, to Administrative Agent and Buyers or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Administrative Agent, Buyers or Administrative Agent on behalf of Buyers in order to preserve any Purchased Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Asset, or of any exercise by Administrative Agent or Buyers of their rights under the Program Agreements, including, without limitation, reasonable attorneys’ fees and disbursements and court costs; (d) all of Seller’s indemnity obligations to Administrative Agent, Buyers and Custodian pursuant to the Program Agreements; and (e) all of Seller’s obligations under the VFN Repurchase Agreement.

SECTION 2. Security Interest. Section 8.a of the Existing Repurchase Agreement is hereby amended by:

2.1 adding “(1)” before “On each Purchase Date” in the first sentence of subsection 8.a.

2.2 adding the following as subsection 8.a(2) at the end thereof:

(2) Administrative Agent and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby grants to Administrative Agent, for the benefit of Buyer, a security interest in Seller’s rights under the VFN Repurchase Agreement, including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created. Seller shall deliver an irrevocable instruction (the “Irrevocable Instruction Letter”) to the buyer under the VFN Repurchase Agreement that upon receipt of a notice of an Event of Default under this Agreement, the buyer thereunder is authorized and instructed to remit to Administrative Agent for the benefit of Buyer hereunder directly any amounts otherwise payable to Seller and to deliver to Administrative Agent for the benefit of Buyer all collateral otherwise deliverable to Seller. In furtherance of the foregoing, the Irrevocable Instruction Letter shall also require, upon (i) repayment of the entire obligations under the VFN Repurchase Agreement and the termination of all obligations of the seller thereunder or other termination of the VFN Repurchase Agreement following the repayment of all obligations thereunder, and (ii) if buyer thereunder has received a notice of an Event of Default under this Agreement, that the buyer thereunder deliver to Administrative Agent for the benefit of Buyer hereunder any collateral then in its possession or control.

SECTION 3. Termination. For the avoidance of doubt, provided that no Event of Default shall have occurred and be continuing, upon repayment of the entire obligations under the VFN Repurchase Agreement and the termination of all obligations of the seller thereunder or other termination of the VFN Repurchase Agreement following repayment of all obligations thereunder, the security interest granted pursuant to Section 2.2 of this Amendment shall terminate.

SECTION 4. Events of Default. Section 15 of the Existing Repurchase Agreement is hereby amended by deleting subsection 15.b in its entirety and replacing it with the following:

b.	Cross Default.

Seller or any of Seller’s Affiliates that are party to any Program Agreement shall be in default under (i) any Indebtedness, including, without limitation, the VFN Repurchase Agreement, in the aggregate, in excess of $10,000,000 with respect to Seller or such Affiliate which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract or contracts, in the aggregate in excess of $10,000,000 to which Seller or such Affiliate is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyer, and the Seller;

(b) evidence that all other actions necessary to perfect and protect Administrative Agent’s interest in the VFN Repurchase Agreement and rights to the collateral related thereto, as amended by this Amendment have been taken. Seller shall permit Administrative Agent to take all steps as may be necessary in connection with filing duly authorized and filed Uniform Commercial Code financing statements on Form UCC-3; and

(c) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 5. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent

By:
Name:
Title:

Credit Suisse AG, Cayman Islands Branch, as a Buyer

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Master Repurchase Agreement

loanDepot.com, LLC, as Seller

By:
Name: Bryan Sullivan
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Master Repurchase Agreement